Exhibit 32

CERTIFICATION

Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of McEwen Inc., a Colorado corporation (the “Company”) for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2026
/s/ Robert R. McEwen
Robert R. McEwen, Chairman and Chief
Executive Officer

/s/ Perry Ing
Perry Ing, Interim Chief Financial Officer